EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
25-Aug-03                                                            31-Aug-03

Distribution Date:             BMW VEHICLE OWNER TRUST 2002-A          Period #
                               ------------------------------
25-Sep-03                                                                  16

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Balances
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                                                                            Initial         Period End
     Receivables                                                     $1,401,763,032       $687,217,942
     Reserve Account                                                    $14,017,630        $13,744,359
     Yield Supplement Overcollateralization                              $6,397,885         $3,305,185
     Class A-1 Notes                                                   $311,000,000                 $0
     Class A-2 Notes                                                   $358,426,000                 $0
     Class A-3 Notes                                                   $446,779,000       $404,752,610
     Class A-4 Notes                                                   $251,253,000       $251,253,000
     Class B Notes                                                      $27,907,000        $27,907,000

Current Collection Period
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     Beginning Receivables Outstanding                                 $726,509,829
     Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
           Receipts of Scheduled Principal                              $19,068,465
           Receipts of Pre-Paid Principal                               $19,672,794
           Liquidation Proceeds                                            $319,141
           Principal Balance Allocable to Gross Charge-offs                $231,488
        Total Receipts of Principal                                     $39,291,887

        Interest Distribution Amount
           Receipts of Interest                                          $3,639,751
           Servicer Advances                                               $232,319
           Reimbursement of Previous Servicer Advances                           $0
           Accrued Interest on Purchased Receivables                             $0
           Recoveries                                                       $45,064
           Net Investment Earnings                                          $10,843
        Total Receipts of Interest                                       $3,927,977

        Release from Reserve Account                                             $0

     Total Distribution Amount                                          $42,988,377

     Ending Receivables Outstanding                                    $687,217,942

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance             $2,836,699
     Current Period Servicer Advance                                       $232,319
     Current Reimbursement of Previous Servicer Advance                          $0
     Ending Period Unreimbursed Previous Servicer Advances               $3,069,018

Collection Account
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     Deposits to Collection Account                                     $42,988,377
     Withdrawals from Collection Account
        Servicing Fees                                                     $605,425
        Class A Noteholder Interest Distribution                         $2,339,440
        First Priority Principal Distribution                                    $0
        Class B Noteholder Interest Distribution                           $112,791
        Regular Principal Distribution                                  $39,126,342
        Reserve Account Deposit                                                  $0
        Unpaid Trustee Fees                                                      $0
        Excess Funds Released to Depositor                                 $804,379
     Total Distributions from Collection Account                        $42,988,377


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Excess Funds Released to the Depositor
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        Release from Reserve Account                                       $785,838
        Release from Collection Account                                    $804,379
     Total Excess Funds Released to the Depositor                        $1,590,217

Note Distribution Account
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     Amount Deposited from the Collection Account                       $41,578,573
     Amount Deposited from the Reserve Account                                   $0
     Amount Paid to Noteholders                                         $41,578,573

Distributions
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     Monthly Principal Distributable Amount                         Current Payment     Ending Balance  Per $1,000       Factor
     Class A-1 Notes                                                             $0                 $0       $0.00        0.00%
     Class A-2 Notes                                                             $0                 $0       $0.00        0.00%
     Class A-3 Notes                                                    $39,126,342       $404,752,610      $87.57       90.59%
     Class A-4 Notes                                                             $0       $251,253,000       $0.00      100.00%
     Class B Notes                                                               $0        $27,907,000       $0.00      100.00%

     Interest Distributable Amount                                  Current Payment         Per $1,000
     Class A-1 Notes                                                             $0              $0.00
     Class A-2 Notes                                                             $0              $0.00
     Class A-3 Notes                                                     $1,405,617              $3.15
     Class A-4 Notes                                                       $933,824              $3.72
     Class B Notes                                                         $112,791              $4.04



Carryover Shortfalls
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                                                               Prior Period Carryover  Current Payment      Per $1,000
     Class A-1 Interest Carryover Shortfall                                      $0                 $0          $0
     Class A-2 Interest Carryover Shortfall                                      $0                 $0          $0
     Class A-3 Interest Carryover Shortfall                                      $0                 $0          $0
     Class A-4 Interest Carryover Shortfall                                      $0                 $0          $0
     Class B Interest Carryover Shortfall                                        $0                 $0          $0


Receivables Data
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                                                                   Beginning Period      Ending Period
     Number of Contracts                                                     40,302             39,017
     Weighted Average Remaining Term                                          38.02              37.06
     Weighted Average Annual Percentage Rate                                  6.40%              6.39%

     Delinquencies Aging Profile End of Period                        Dollar Amount         Percentage
        Current                                                        $620,665,935             90.32%
        1-29 days                                                       $55,265,345              8.04%
        30-59 days                                                       $8,767,235              1.28%
        60-89 days                                                       $1,469,625              0.21%
        90-119 days                                                        $412,084              0.06%
        120-149 days                                                       $637,719              0.09%
        Total                                                          $687,217,942            100.00%
        Delinquent Receivables +30 days past due                        $11,286,663              1.64%


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     Write-offs
        Gross Principal Write-Offs for Current Period                      $231,488
        Recoveries for Current Period                                       $45,064
        Net Write-Offs for Current Period                                  $186,424

        Cumulative Realized Losses                                       $4,203,940


     Repossessions                                                    Dollar Amount      Units
        Beginning Period Repossessed Receivables Balance                 $1,311,820         55
        Ending Period Repossessed Receivables Balance                    $1,387,159         64
        Principal Balance of 90+ Day Repossessed Vehicles                  $140,061          7



Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                    $3,470,731
     Beginning Period Amount                                             $3,470,731
     Ending Period Required Amount                                       $3,305,185
     Current Period Release                                                $165,546
     Ending Period Amount                                                $3,305,185
     Next Distribution Date Required Amount                              $3,143,509

Reserve Account
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     Beginning Period Required Amount                                   $14,530,197
     Beginning Period Amount                                            $14,530,197
     Net Investment Earnings                                                $10,843
     Current Period Deposit                                                      $0
     Current Period Release to Collection Account                                $0
     Current Period Release to Depositor                                   $785,838
     Ending Period Required Amount                                      $13,744,359
     Ending Period Amount                                               $13,744,359

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